Exhibit 99.1

October 17, 2022
CrossFirst Bankshares, Inc. Reports Third Quarter 2022 Results
Third Quarter 2022 Key Financial Performance Metrics
Net Income ROAA
Net Interest Margin
(FTE)
Diluted EPS ROE
$17.3 million 1.19% 3.56%
(1)(2)
$0.35 11.18%
LEAWOOD, Kan., October 17, 2022 (GLOBE NEWSWIRE) -- CrossFirst Bankshares, Inc. (Nasdaq: CFB), the bank holding company for CrossFirst Bank, today reported operating results for the third quarter of 2022,

with third quarter net income of $17.3 million, or $0.35
per diluted share, and year-to-date net income of $49.7 million, or $0.99 per diluted share.

CEO Commentary:
"As we reflect on our 15
th

anniversary as a Company, our team should be proud of the amazing growth we have driven and culture we have created since our de novo start in 2007,” said CrossFirst’s CEO and President, Mike Maddox. “Our people drive our success and

I’m
excited about the many expanded roles we announced this quarter and this team that will lead us forward.”
2022 Third Quarter Highlights:
• $5.8 billion of assets with 5% operating revenue
(3)

growth compared to the second quarter of 2022
•
$149 million or 3.3% of total loan growth from the previous quarter and $445 million or 10.5% loan growth from the same
quarter last year. Excluding PPP loans
(4)
, loan growth was $157 million from the previous quarter or 3.5% and was $547 million or 13.3% from the same quarter last year
• Continued improvement in credit quality during the third quarter of 2022 as evidenced by the decrease in non-performing assets to total assets ratio from 0.92% at September 30, 2021 to 0.31% at September

30, 2022
•
Return on Average

Assets of 1.19% and a Return on Equity of 11.18% for the quarter ended September 30, 2022
• Net Interest Margin (Fully Tax-Equivalent)
(1)(2)

of 3.56% for the quarter ended September 30, 2022, compared to 3.23% for the same quarter last year
Quarter-to-Date Year-to-Date
September 30, September 30,
(Dollars in millions except per share data) 2022 2021 2022 2021
Operating revenue
(3)
$ 53.5 $ 40.7 $ 152.4 $ 134.1
Net income $ 17.3 $ 21.0 $ 49.7 $ 48.6
Diluted earnings per share $ 0.35 $ 0.41 $ 0.99 $ 0.93
Return on average assets 1.19% 1.54% 1.18% 1.16%
Return on average common equity 11.18% 12.92% 10.59% 10.24%
Net interest margin
(1)
3.50% 3.17% 3.40% 3.07%
Net interest margin, fully tax-equivalent
(1)(2)
3.56% 3.23% 3.46% 3.12%
Efficiency ratio 53.20% 59.06% 55.97% 54.18%
Non-GAAP core operating efficiency ratio, fully tax-equivalent
(2)(4)
52.32% 50.45% 54.61% 51.15%
(1)
The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized
gain(loss) on available-for-sale securities from an interest-earning asset to a non-interest earning asset.

All periods presented reflect this change.

(2)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal
income tax rate used is 21.0%

(3)
Net interest income plus non-interest income
(4)
Represents a non-GAAP measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.

CROSSFIRST BANKSHARES, INC.

Income from Operations
Net Interest Income
Interest income was $65.6 million for the third quarter of 2022, an increase of 39% from the third quarter of 2021 and an increase of 24%
from the previous quarter due to higher average loans outstanding and higher interest rates. Included in interest income for the third quarter of 2022 was interest of $1 million as a result of several loans returning to accruing status.

Average earning assets totaled $5.6 billion for
the third quarter of 2022, an increase of $359 million or 7% from the same quarter in 2021. This increase in average earning assets was due to an increase in average loans of $396 million.
Interest expense for the third quarter of 2022 was $15.9 million, which increased 159% from the prior quarter and 188% from the same
quarter in 2021 due to significant changes in market rates in 2022.

Average interest-bearing deposits increased to $3.8 billion in the third quarter of 2022, a 7% increase from the same prior year period. The cost of funds increased from the previous quarter to 1.23%, compared
to 0.46% for the third quarter of 2021 driven by the higher interest rate environment.
Net interest income totaled $49.7 million for the third quarter of 2022, which was 6% higher than the second quarter of 2022, and 19%
higher than the third quarter of 2021.

Tax-equivalent net interest margin increased to 3.56% in the current quarter from 3.52% in the previous quarter and 3.23% in the third quarter of 2021. The income recorded from loans returning to accruing status increased the tax
equivalent margin by 7 basis points in the current quarter.

The tax-equivalent adjustment, which accounts for income taxes saved on the
interest earned on non-taxable securities and loans, was $0.8 million for the third quarter of 202

2.

Non-Interest Income
Non-interest income increased by $4.9 million in the third quarter of 2022 compared to the same quarter of 2021 and decreased $0.4
million compared to the second quarter of 2022.

The decrease in non-interest income compared to the previous quarter was due to $0.2 million in lower credit card fees and $0.3 million in lower letter of credit fees, partially offset by higher analysis fees.

The increase in non-
interest income compared to the prior year was primarily the result of a $6.2 million impairment loss on an equity investment that was
received as part of a restructured loan agreement in the prior year.

This variance was partially offset by increases in gains on available for sale securities of $1.0 million and an increase in analysis fees of $0.4 million.
Non-Interest Expense
Non-interest expense for third quarter of 2022 was $28.5 million, which increased

18% compared to the third quarter of 2021, and
decreased 3% from the second quarter of 2022.

Salaries and benefit costs were higher in the current quarter by $1.2 million compared to the prior quarter due to hiring in new markets and lines of business, severance payments recorded in the third quarter and increased
incentive compensation expense related to performance. Furthermore,

deposit insurance premiums increased $0.2 million which were offset by decreases of $0.5 million in professional fees and $0.3 million in data processing costs. Other non

-interest expenses were lower
by $1.5 million as a result of a $1.1 million employee separation expense recorded in the second quarter of 2022.

Compared to the same
quarter of 2021, salaries and benefits were up $2.9 million primarily because of increased hiring for market and line of business expansion.

CrossFirst’s effective tax rate for the third quarter of 2022 was 20.3%, as compared to 21.2% for the third quarter of 2021 and 20.6% in the
second quarter of 2022. For both comparable periods, the Company continued

to benefit from its tax-exempt municipal bond portfolio and
bank-owned life insurance. The tax-exempt benefit diminishes as the Company’s ratio of taxable income to tax-exempt income increases.

CROSSFIRST BANKSHARES, INC.

Balance Sheet Performance & Analysis
During the third quarter of 2022, total assets increased by $141 million or 3% compared to June 30, 2022, and increased $448 million or
8% compared to September 30, 2021. Total assets increased on a linked quarter basis primarily due to a $149 million increase in loans.

The
year-over-year increase was due to an increase in loans of $453 million. Non-interest-bearing deposits decreased $50 million compared to
June 30, 2022, and increased $153 million from September 30, 2021. During the third quarter of
2022 , available-for-sale investment
securities decreased $39 million to $657 million compared to June 30, 2022 primarily due to unrealized losses from interest rate increases.
The securities yields remained consistent at a tax equivalent yield of 3.07% for the third quarter of 2022 compared to the prior quarter.
Loan Results
During the third quarter of 2022, the Company produced an increase in average loans of $189 million compared to the second quarter of
2022, and an increase of $396 million or 9% compared to the third quarter of 2021. The linked quarter increase in average loans was
primarily a result of growth in the commercial and commercial real estate portfolios.

Loan yields increased 80 basis points to 5.08%
during the third quarter of 2022 and increased 108 basis points compared to the same prior year quarter.
3Q22 2Q22 1Q22 4Q21 3Q21
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average loans (gross)
Commercial $ 1,630 $ 1,532 $ 1,434 $ 1,328 $ 1,233 $ 98 6% $ 397 32%
Energy 211 241 274 290 311 (30) (12) (100) (32)
Commercial real estate 1,439 1,399 1,327 1,272 1,213 40 3 226 19
Construction and land development 633 581 593 579 611 52 9 22 4
Residential and multifamily real estate 644 609 604 612 659 35 6 (15) (2)
Paycheck Protection Program 6 20 42 84 147 (14) (71) (141) (96)
Consumer 64 56 59 56 57 8 14 7 12
Total $ 4,627 $ 4,438 $ 4,333 $ 4,221 $ 4,231 $ 189 4% $ 396 9%
Yield on average loans for the period
ending 5.08% 4.28% 4.00% 4.17% 4.00%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not
produce the same amounts.
Deposit & Other Borrowing Results
During the third quarter of 2022, the Company produced an increase in average deposits of 8% compared to the previous quarter, and an
increase of 11% in average deposits compared to the third quarter of 2021. The deposit increase for the current quarter and the same
quarter in the prior year was driven by increases in transaction, saving and money market, and time deposits. As a result of the increasing interest rate environment,

the Company had an increase of 78 basis points in the overall cost of deposits during the third quarter of 2022, and an increase of 82 basis points in the last twelve months.

3Q22 2Q22 1Q22 4Q21 3Q21
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average deposits
Non-interest bearing deposits $ 1,138 $ 1,150 $ 1,157 $ 1,058 $ 910 $ (12) (1) % $ 228 25%
Transaction deposits 531 507 586 543 511 24 5 20 4
Savings and money market deposits 2,520 2,334 2,303 2,272 2,276 186 8 244 11
Time deposits 734 560 587 662 752 174 31 (18) (2)
Total $ 4,923 $ 4,551 $ 4,633 $ 4,535 $ 4,449 $ 372 8% $ 474 11%
Cost of deposits for the period ending 1.20% 0.42% 0.31% 0.33% 0.38%
Cost of interest-bearing deposits for the
period ending
1.56% 0.56% 0.41% 0.43% 0.47%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not produce the same amounts.
At September 30, 2022, other borrowings totaled $206 million, as compared to $298 million at June 30, 2022, and $278 million at
September 30, 2021.

CROSSFIRST BANKSHARES, INC.

Asset Quality Position
Non-performing assets decreased to $18.2 million at September 30,

2022 due to a $10.8 million decrease in non-accrual loans. The decline is attributable primarily to decreases in non-accrual commercial and industrial and commercial real estate loans. The non

-performing
assets to total assets ratio decreased from 0.92% at September 30, 2021 to 0.31%

at September 30, 2022. Classified loans decreased
slightly during the third quarter due to reductions in classified commercial real estate loans,

bringing the ratio of classified loans to total
capital plus the allowance for credit losses to 11.3%.

The allowance for credit losses was $55.9 million or 1.19% of outstanding loans and 324% of non-accruing loans at

September 30, 2022.
The combined allowance for credit losses and accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) was $62.6 million or 1.34% of outstanding loans.

The allowance for credit losses to total loans decreased to 1.19% at September 30,

2022 from 1.23% at June 30, 2022. The improvements
in credit metrics compared to September 30, 2021 were primarily driven by upgrades restoring loans to an accruing status in the
commercial and industrial and commercial real estate portfolios. Net charge-offs were $1.9 million for the third quarter of 2022 and
increased by $0.8 million from the prior quarter. The charge-offs for the current quarter were primarily related to commercial and
industrial and energy credits. The following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
3Q22 2Q22 1Q22 4Q21 3Q21
Non-accrual loans $ 16.9 $ 27.7 $ 33.1 $ 31.4 $ 48.1
Other real estate owned 1.0 1.0 1.0 1.1 1.1
Nonperforming assets 18.2 30.8 35.6 32.7 49.8
Loans 90+ days past due and still accruing 0.3 2.2 1.5 0.1 0.5
Loans 30 - 89 days past due 21.4 16.6 15.9 3.5 37.6
Net charge-offs (recoveries) 1.9 1.1 1.1 0.8 1.3
Asset quality metrics (%) 3Q22 2Q22 1Q22 4Q21 3Q21
Nonperforming assets to total assets 0.31% 0.54% 0.64% 0.58% 0.92%
Allowance for credit loss to total loans 1.19 1.23 1.27 1.37 1.51
Allowance for credit loss + RUC to total loans
(1)
1.34 1.35 1.38 - -
Allowance for credit loss to nonperforming loans 324 187 160 185 132
Net charge-offs (recoveries) to average loans
(2)
0.16 0.10 0.10 0.07 0.13
Provision to average loans
(2)
0.29 0.19 (0.06) (0.47) (0.94)
Classified Loans / (Total Capital + ACL) 11.3 12.1 10.8 10.8 17.3
Classified Loans / (Total Capital + ACL + RUC)
(1)
11.2 12.0 10.7 - -
(1)
Includes the accrual for off-balance sheet credit risk from

unfunded commitments that resulted from CECL adoption on January

1, 2022.
(2)
Interim periods annualized.
Capital Position
At September 30, 2022, stockholders' equity totaled $581 million, or $11.90 per share,

compared to $668 million, or $13.23 per share, at
December 31, 2021. During the third quarter of 2022, CrossFirst continued its share repurchase program by purchasing 794,457 shares of
common stock outstanding. In addition, accumulated other comprehensive (loss) income declined by $106 million between December 31,
2021 and September 30, 2022; driven by a $102 million decrease in the unrealized

(loss) gain on available-for-sale securities, net of tax.

The ratio of common equity Tier 1 capital to risk-weighted assets was approximately 11% and the ratio of total capital to risk-weighted
assets was approximately 12% at September 30, 2022. The Company remains well-capitalized.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
CrossFirst Bankshares, Inc. (Nasdaq: CFB), the parent company of CrossFirst Bank,

will host a conference call to review third quarter
financial results on Tuesday, October 18, 2022, at 10 a.m. CT / 11 a.m. ET. To access the event by telephone, please dial (833) 630-1956 at least fifteen minutes prior to the start of the call and request access to the CrossFirst Bankshares call. International callers should dial
+1
(412) 317-1837 and request access as directed above.

The call will also be broadcast live over the internet and can be accessed via the following link: https://edge.media-server.com/mmc/p/6enfwdfg. Please visit the site at least

15 minutes prior to the call to allow time for
registration.

For those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call.
To access the replay, dial (877) 344-7529 and enter the replay access code 4987463. International callers should dial +1 (412) 317-0088
and enter the same access code. A replay of the webcast will also be available for 90 days on the company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report
on Form 10-Q is filed. This earnings release contains forward-looking statements regarding, among other things, our business plans, and future financial performance. Any statements about management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “believes,” “could,” “will,” and similar words or phrases. The inclusion of forward-looking information in this earnings release should not be regarded as a representation by us or any other person that the future
plans, estimates or expectations contemplated by us will be achieved.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition,

results
of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-
looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that
actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors. Such factors include, without limitation, credit quality and risk, ongoing impact of the COVID-19 pandemic, industry
and technological changes, cyber incidents or other failures, disruptions or security breaches, interest rates, commercial and residential real estate values, economic and market conditions in the United States or internationally, funding availability,

accounting estimates and risk
management processes, the transition away from the London Interbank Offered Rate (LIBOR),

legislative and regulatory changes,
business strategy execution, hiring and retention of key personnel, competition, mortgage markets, fraud committed against the Company,
environmental liability and severe weather, natural disasters, acts of war or terrorism or other external events. These and other factors that
could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and
uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in
other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this
communication, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any
revisions to any of the forward-looking statements included herein, except as required by law.
About CrossFirst Bankshares, Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned
subsidiary CrossFirst Bank, which is headquartered in Leawood, Kansas.

CrossFirst Bank has nine full-service banking locations in
Kansas, Missouri, Oklahoma, Texas, and Arizona that offer products and services to businesses, professionals, individuals, and families.

INVESTOR CONTACT
Heather Worley
Heather@crossfirst.com
(214)676-4666
https://investors.crossfirstbankshares.com

CROSSFIRST BANKSHARES, INC.

Unaudited Financial Tables
◦
Table 1. Consolidated Balance Sheets
◦
Table 2. Consolidated Statements of Operations
◦
Table 3. 2021 - 2022 Year-to-Date

Analysis of Changes in Net Interest Income
◦
Table 4. 2021 - 2022 Quarterly Analysis of

Changes in Net Interest Income
◦
Table 5. Non-GAAP Financial Measures

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED BALANCE SHEETS
September 30, 2022 December 31, 2021
(1)
(Unaudited)
(Dollars in thousands)
Assets
Cash and cash equivalents
$
309,135
$
482,727
Available-for-sale securities - taxable
174,004 192,146
Available-for-sale securities - tax-exempt
482,523 553,823
Loans, net of unearned fees
4,677,646 4,256,213
Allowance for credit losses on loans
(2)
55,864 58,375
Loans, net of the allowance for credit losses on loans
4,621,782 4,197,838
Premises and equipment, net
64,313 66,069
Restricted equity securities
9,277 11,927
Interest receivable
20,553 16,023
Foreclosed assets held for sale
973 1,148
Bank-owned life insurance
68,698 67,498
Other
97,719 32,258
Total assets $
5,848,977
$
5,621,457
Liabilities and stockholders’ equity
Deposits

Non-interest-bearing $
1,113,934
$
1,163,224
Savings, NOW and money market
3,123,410 2,895,986
Time
750,171 624,387
Total deposits
4,987,515 4,683,597
Federal Home Loan Bank advances
205,349 236,600
Other borrowings
1,048 1,009
Interest payable and other liabilities
74,518 32,678
Total liabilities
5,268,430 4,953,884
Stockholders’ equity
Common stock, $0.01 par value:

authorized - 200,000,000 shares, issued - 53,018,448 and 52,590,015 shares at
September 30, 2022 and December 31, 2021, respectively
530 526
Treasury stock, at cost:

4,230,752 and 2,139,970 shares held at September 30, 2022 and December 31,
2021, respectively
(59,328) (28,347)
Additional paid-in capital
529,646 526,806
Retained earnings
194,148 147,099
Accumulated other comprehensive (loss) income
(84,449) 21,489
Total stockholders’ equity
580,547 667,573
Total liabilities and stockholders’ equity $
5,848,977
$
5,621,457
(1) The year-end Condensed Consolidated Balance Sheet was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America.
(2) As of December 31, 2021, this line represents the allowance for loan and lease losses.

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Nine Months Ended
September 30, September 30,
2022 2021 2022 2021
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 59,211 $ 42,664 $ 149,266 $ 130,268
Available-for-sale securities - taxable 1,119 803 3,250 2,423
Available-for-sale securities - tax-exempt 3,905 3,562 11,442 10,410
Deposits with financial institutions 1,193 121 1,714 359
Dividends on bank stocks 122 161 478 488
Total interest income 65,550 47,311 166,150 143,948
Interest Expense
Deposits 14,909 4,211 23,152 14,789
Fed funds purchased and repurchase agreements 9 - 83 3
Federal Home Loan Bank Advances 898 1,275 3,302 3,838
Other borrowings 39 24 94 72
Total interest expense 15,855 5,510 26,631 18,702
Net Interest Income 49,695 41,801 139,519 125,246
Provision for Credit Losses
(1)
3,334 (10,000) 4,844 1,000
Net Interest Income after Provision for Credit Losses
(1)
46,361 51,801 134,675 124,246
Non-Interest Income

Service charges and fees on customer accounts 1,566 1,196 4,520 3,330
Realized (losses) gains on available-for-sale securities (4) 1,046 (43) 1,043
Unrealized gains (losses) on equity securities, net (87) (6,210) (261) (6,243)
Income from bank-owned life insurance 405 427 1,200 3,088
Swap fees and credit valuation adjustments, net (7) 31 123 156
ATM

and credit card interchange income
1,326 1,735 5,513 5,569
Other non-interest income 581 670 1,870 1,921
Total non-interest income 3,780 (1,105) 12,922 8,864
Non-Interest Expense

Salaries and employee benefits 18,252 15,399 53,288 44,612
Occupancy 2,736 2,416 7,851 7,307
Professional fees 580 618 2,453 2,538
Deposit insurance premiums 903 927 2,355 2,995
Data processing 877 700 2,849 2,136
Advertising 796 596 2,247 1,334
Software and communication 1,222 999 3,689 3,098
Foreclosed assets, net 9 (35) (30) 680
Other non-interest expense 3,076 2,416 10,617 7,967
Total non-interest expense 28,451 24,036 85,319 72,667
Net Income Before Taxes 21,690 26,660 62,278 60,443
Income tax expense 4,410 5,660 12,625 11,831
Net Income $ 17,280 $ 21,000 $ 49,653 $ 48,612
Basic Earnings Per Share $ 0.35 $ 0.41 $ 1.00 $ 0.95
Diluted Earnings Per Share $ 0.35 $ 0.41 $ 0.99 $ 0.93
(1) For the three and nine-months ended September 30, 2021, this line represents the provision for loan and lease losses.

CROSSFIRST BANKSHARES, INC.

TABLE 3. YEAR-TO-DATE

ANALYSIS OF CHANGES IN NET INTEREST
INCOME
(UNAUDITED)
Nine Months Ended
September 30,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 218,421 $ 3,728 2.28% $ 207,691 $ 2,911 1.87%
Securities - tax-exempt
(1)(2)
549,490 11,442 2.78 507,986 12,596 3.32
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 246,213 1,714 0.93 390,588 359 0.12
Gross loans, net of unearned income
(3)
4,466,887 149,266 4.47 4,381,213 130,268 3.98
Total interest-earning assets
(1)(2)
5,481,011 $ 166,150 4.05% 5,487,478 $ 146,134 3.56%
Allowance for credit losses (57,213) (76,726)
Other non-interest-earning assets 201,519 214,752
Total assets $ 5,625,317 $ 5,625,504
Interest-bearing liabilities
Transaction deposits $ 541,933 $ 2,134 0.89% $ 629,959 $ 936 0.20%
Savings and money market deposits 2,386,205 15,285 0.86 2,360,559 6,402 0.36
Time deposits 627,458 5,733 1.22 863,592 7,451 1.15
Total interest-bearing deposits 3,555,596 23,152 0.87 3,854,110 14,789 0.51
FHLB and short-term borrowings 241,897 3,384 1.87 285,371 3,841 1.80
Trust preferred securities, net of fair value
adjustments
1,024 94 12.29 976 72 9.80
Non-interest-bearing deposits 1,148,150 - - 814,924 - -
Cost of funds 4,946,667 $ 26,631 0.72% 4,955,381 $ 18,702 0.50%
Other liabilities 51,634 35,385
Stockholders’ equity 627,016 634,738
Total liabilities and stockholders' equity $ 5,625,317 $ 5,625,504
Net interest income
(2)
$ 139,519 $ 127,432
Net interest spread
(1)(2)
3.33% 3.06%
Net interest margin
(1)(2)
3.46% 3.12%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average gross loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

YEAR-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Nine Months Ended
September 30, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
157
$
660
$
817
Securities - tax-exempt
(1)
987 (2,141) (1,154)
Federal funds sold
- - -
Interest-bearing deposits in other banks
(176) 1,531 1,355
Gross loans, net of unearned income
2,614 16,384 18,998
Total interest income
(1)
3,582 16,434 20,016
Interest Expense
Transaction deposits
(207) 1,405 1,198
Savings and money market deposits
69 8,814 8,883
Time deposits
(2,137) 419 (1,718)
Total interest-bearing deposits
(2,275) 10,638 8,363
FHLB and short-term borrowings
(602) 146 (456)
Trust preferred securities, net of fair value adjustments
4 18 22
Total interest expense
(2,873) 10,802 7,929
Net interest income
(1)
$
6,455
$
5,632
$
12,087
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate

has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 4. 2021 - 2022 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME
(UNAUDITED)
Three Months Ended
September 30,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 213,775 $ 1,241 2.32% $ 194,929 $ 964 1.96%
Securities - tax-exempt
(1)(2)
560,541 3,905 2.79 534,917 4,310 3.20
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 231,345 1,193 2.05 313,188 121 0.15
Gross loans, net of unearned income
(3)
4,626,684 59,211 5.08 4,230,553 42,664 4.00
Total interest-earning assets
(1)(2)
5,632,345 $ 65,550 4.62% 5,273,587 $ 48,059 3.62%
Allowance for credit losses (56,995) (75,103)
Other non-interest-earning assets 188,997 210,500
Total assets $ 5,764,347 $ 5,408,984
Interest-bearing liabilities
Transaction deposits $ 531,999 $ 1,539 1.95% $ 510,823 $ 259 0.20%
Savings and money market deposits 2,519,574 10,568 1.66 2,276,436 1,907 0.33
Time deposits 733,607 2,802 1.52 752,012 2,045 1.08
Total interest-bearing deposits 3,785,180 14,909 1.56 3,539,271 4,211 0.47
FHLB and short-term borrowings 165,196 908 2.18 278,154 1,275 1.82
Trust preferred securities, net of fair value
adjustments
1,037 38 14.58 988 24 9.63
Non-interest-bearing deposits 1,137,626 - - 909,750 - -
Cost of funds 5,089,039 $ 15,855 1.23% 4,728,163 $ 5,510 0.46%
Other liabilities 62,102 36,106
Stockholders’ equity 613,206 644,715
Total liabilities and stockholders' equity $ 5,764,347 $ 5,408,984
Net interest income
(2)
$ 49,695 $ 42,549
Net interest spread
(1)(2)
3.39% 3.16%
Net interest margin
(1)(2)
3.56% 3.23%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

QUARTER-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
September 30, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
95
$
182
$
277
Securities - tax-exempt
(1)
191 (596) (405)
Federal funds sold
- - -
Interest-bearing deposits in other banks
(39) 1,111 1,072
Gross loans, net of unearned income
4,269 12,278 16,547
Total interest income
(1)
4,516 12,975 17,491
Interest Expense
Transaction deposits
6 1,274 1,280
Savings and money market deposits
223 8,438 8,661
Time deposits
(51) 808 757
Total interest-bearing deposits
178 10,520 10,698
FHLB and short-term borrowings
(585) 218 (367)
Trust preferred securities, net of fair value adjustments
1 13 14
Total interest expense
(406) 10,751 10,345
Net interest income
(1)
$
4,922
$
2,224
$
7,146
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate

has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with GAAP, the

Company discloses non-GAAP financial measures
in this release. The Company believes that the non-GAAP financial measures presented in this release reflect industry conventions, or
standard measures within the industry, and provide useful information to the Company's management,

investors and other parties
interested in the Company's operating performance. These measurements should be considered in addition to, but not as a substitute for,
financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use in this release,
but these measures may not be synonymous to similar measurement terms used by other companies.
CrossFirst provides reconciliations (unaudited) of these non-GAAP measures below. The measures used in this release include the
following:
•
We calculate ‘‘non-GAAP core operating income’’ as net income adjusted to remove non-core income and expense items
related to:
▪ Acquisition costs - We incurred expenses during the second and third quarter of 2022 related to the announced acquisition of
Central Bancorp, Inc.’s bank subsidiary, Farmers & Stockmens Bank.
▪
Employee separation - During the quarter ended June 30, 2022, the Company recorded

$1.1 million expense related to
employee separation.
▪ Charges and adjustments associated with the full vesting of a former executive - We incurred additional charges in the second quarter of 2021 related to the acceleration of $0.7 million of certain cash, stock-based compensation,

and employee costs.
▪ Bank Owned Life Insurance - We obtain bank owned life insurance on key employees throughout the organization and received a $1.8 million benefit in the second quarter of 2021.
▪
Unrealized loss on equity security - During the quarter ended September 30, 2021, the Company recorded a $6.2 million
impairment loss related to an equity investment that was received as part of a restructured loan agreement.
The most directly comparable GAAP financial measure for non-GAAP core operating income is net income.
Management
believes that non-GAAP core operating income removes events that are not part of core business activities and are useful
analytical tools for investors to compare periods excluding these non-core expenses and charges.
•
We calculate "non-GAAP core operating return on average assets" as non-GAAP core operating income (as defined above)
divided by average assets. The most directly comparable GAAP financial measure is return on average assets, which is calculated as net income divided by average assets. Management believes that non-GAAP core operating return on average
assets removes events that are not part of core business activities and are useful analytical tools for investors to compare
periods excluding these non-core expenses and charges.
• We calculate "tangible common stockholders' equity" as total stockholders' equity less goodwill and intangibles and preferred equity. The most directly comparable GAAP measure is total stockholders' equity. Management believes that tangible stockholders’ equity is important to many investors in the marketplace who are interested in changes from period to
period in our stockholders’ equity, exclusive of changes in intangible assets.

•
We calculate ‘‘tangible book value per share’’ as tangible common stockholders'

equity (as defined above) divided by the
total number of shares outstanding. The most directly comparable GAAP measure is book value per share. Management believes that tangible book value per share is important to many investors in the marketplace who are interested in changes from period to period in our stockholders’ equity, exclusive of changes in intangible assets.

•
We calculate ‘‘non-GAAP loan growth, excluding PPP loans’’ as gross loans, net of unearned income subtracted by PPP
loans, net of unearned income. Management believes that loan growth, excluding PPP loans is important to investors
because it is a better representation of the overall loan portfolio activity when comparing between periods.

•
We calculate "non-GAAP core operating efficiency ratio - fully tax equivalent (FTE)" as non-interest expense adjusted to
remove non-core, non-interest expenses as defined above

under non-GAAP core operating income divided by net interest income on a fully tax-equivalent basis plus non-interest income adjusted to remove non-core, non-interest income as defined
above under non-GAAP core operating income. The most directly comparable financial measure is the efficiency ratio.
Management believes that the non-GAAP core operating efficiency ratio is important to many investors because the ratio
removes events that are not part of core business activities and is a useful analytical tool.

CROSSFIRST BANKSHARES, INC.

Quarter Ended Nine Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021
(Dollars in thousands)
Non-GAAP core operating income:
Net income $ 17,280 $ 15,545 $ 16,828 $ 20,801 $ 21,000 $ 49,653 $ 48,612
Add: Acquisition costs 81 239 - - - 320 -
Less: Tax effect
(2)
17 50 - - - 67 -
Acquisition costs, net of tax 64 189 - - - 253 -
Add: Employee separation - 1,063 - - - 1,063 -
Less: Tax effect
(2)
- 223 - - - 223 -
Employee separation, net of tax - 840 - - - 840 -
Add: Unrealized loss on equity security - - - - 6,200 - 6,200
Less: Tax effect
(2)
- - - - 1,302 - 1,302
Unrealized loss on equity security, net of tax - - - - 4,898 - 4,898
Add: Accelerated employee benefits - - - - - - 719
Less: Tax effect
(3)
- - - - - - 210
Accelerated employee benefits, net of tax - - - - - - 509
Less: BOLI settlement benefits
(1)
- - - - - - 1,841
Non-GAAP core operating income $ 17,344 $ 16,574 $ 16,828 $ 20,801 $ 25,898 $ 50,746 $ 52,178
(1)
No tax effect.
(2)
Represents the tax impact of the adjustments at a tax rate of 21.0%.
(3)
Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock-based grants.

Quarter Ended Nine Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021
(Dollars in thousands)
Non-GAAP core operating return on average assets:
Net income $ 17,280 $ 15,545 $ 16,828 $ 20,801 $ 21,000 $ 49,653 $ 48,612
Non-GAAP core operating income 17,344 16,574 16,828 20,801 25,898 50,746 52,178
Average assets $ 5,764,347 $ 5,545,657 $ 5,563,738 $ 5,490,482 $ 5,408,984 $ 5,625,317 $ 5,625,504
Return on average assets 1.19% 1.12% 1.23% 1.50% 1.54% 1.18% 1.16%
Non-GAAP core operating return on average assets 1.19% 1.20% 1.23% 1.50% 1.90% 1.21% 1.24%

CROSSFIRST BANKSHARES, INC.

Quarter Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021
(Dollars in thousands except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 580,547 $ 608,016 $ 623,199 $ 667,573 $ 652,407
Less: goodwill and other intangible assets 71 91 110 130 149
Tangible common stockholders' equity $ 580,476 $ 607,925 $ 623,089 $ 667,443 $ 652,258
Tangible book value per

share:
Tangible common stockholders' equity $ 580,476 $ 607,925 $ 623,089 $ 667,443 $ 652,258
Shares outstanding at end of period 48,787,696 49,535,949 49,728,253 50,450,045 51,002,698
Book value per share $ 11.90 $ 12.27 $ 12.53 $ 13.23 $ 12.79
Tangible book value per

share
$ 11.90 $ 12.27 $ 12.53 $ 13.23 $ 12.79
Quarter Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021
(Dollars in thousands)
Non-GAAP loan growth, excluding PPP loans:
Gross loans, net of unearned income $ 4,677,646 $ 4,528,234 $ 4,349,558 $ 4,256,213 $ 4,233,117
Less: PPP loans, net of unearned income 6,622 14,536 31,200 64,805 109,465
Non-PPP gross loans, net of unearned income $ 4,671,024 $ 4,513,698 $ 4,318,358 $ 4,191,408 $ 4,123,652
Year-over-year loan growth 10.50%
Non-GAAP year-over-year loan growth excluding

PPP loans
13.27
Linked quarter loan growth 3.30
Non-GAAP linked quarter loan growth excluding PPP loans 3.49%

CROSSFIRST BANKSHARES, INC.

Quarter Ended Nine Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021
(Dollars in thousands)
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
Non-interest expense $ 28,451 $ 29,203 $ 27,666 $ 26,715 $ 24,036 $ 85,319 $ 72,667
Less: Accelerated employee benefits - - - - - - 719
Adjusted Non-interest expense (numerator) $ 28,451 $ 29,203 $ 27,666 $ 26,715 $ 24,036 $ 85,319 $ 71,948
Net interest income 49,695 46,709 43,115 43,445 41,801 139,519 125,246
Tax equivalent interest income
(1)
820 808 775 762 748 2,403 2,186
Non-interest income (loss) 3,780 4,201 4,942 4,796 (1,105) 12,922 8,864
Add: Acquisition costs 81 239 - - - 320 -
Add: Employee separation - 1,063 - - - 1,063 -
Add: Unrealized loss on equity security - - - - 6,200 - 6,200
Less: BOLI settlement benefits - - - - - - 1,841
Total tax-equivalent income (denominator) $ 54,376 $ 53,020 $ 48,832 $ 49,003 $ 47,644 $ 156,227 $ 140,655
Efficiency Ratio 53.20% 57.36% 57.57% 55.38% 59.06% 55.97% 54.18%
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
52.32% 55.08% 56.66% 54.52% 50.45% 54.61% 51.15%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis.

The incremental tax rate used is 21.0%.